J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Value Fund

(Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares)

(each, a series of JPMorgan Trust I)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 13, 2018

to the Summary Prospectuses and Prospectuses dated November 1, 2018

Effective January 10, 2019, the portfolio manager information in the “Risk/Return Summary — Management” section for each Fund will be hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jason Alonzo	2005	Managing Director
Dennis Ruhl	2012	Managing Director

In addition, effective January 10, 2019, the “The Funds’ Management and Administration — The Portfolio Managers” section for the Funds will be hereby deleted in its entirety and replaced with the following:

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

Each Fund’s portfolio management team utilizes a team-based approach and uses the models, insights and recommendations of the broader Behavioral Finance Team. The portfolio management team is led by Jason Alonzo and Dennis S. Ruhl. Mr. Alanzo is the lead portfolio manager for the Fund and is primarily responsible for portfolio construction. Mr. Alonzo, Managing Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000 and has been a member of the portfolio management team since 2003. Mr. Ruhl, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-USEQ-1118